                                                          EXHIBIT 4.1

         NUMBER                                             SHARES
-------------------------------             ------------------------------------
-------------------------------             ------------------------------------
       COMMON STOCK              [GRAPHIC]               COMMON STOCK
      PAR VALUE $.01                                    PAR VALUE $.01

THIS CERTIFICATE IS TRANSFERABLE IN                   CUSIP 695257 10 5
        NEW YORK, NEW YORK                  SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS                        OF THE STATE OF DELAWARE

                               PACTIV CORPORATION
--------------------------------------------------------------------------------

This Certifies that






is the owner of
--------------------------------------------------------------------------------
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
PACTIV Corporation transferable on the books of the Corporation in person or by duty authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                                            DATED:

                                            COUNTERSIGNED AND REGISTERED:
                                              FIRST CHICAGO TRUST COMPANY OF
                                              NEW YORK
                                               (NEW YORK, NY)    TRANSFER AGENT
                                                                 AND REGISTRAR

                                            BY:/s/ JOSEPH F. GRADIFERD

[PACTIV SEAL]                                     AUTHORIZED SIGNATURE

 /s/RICHARD L. WAMBOLD        /s/KARL A. STEWART
   CHIEF EXECUTIVE OFFICER       SECRETARY

                               PACTIV CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenant in common             UNIF GIFT MIN ACT-     Custodian
TEN ENT -as tenants by the entireties                     ------         -------
JT TEN  -as joint tenants with right of                   (Cust)         (Minor)
         survivorship and not as tenants           under Uniform Gifts to Minors
         in common                                 Act
                                                      ----------------
                                                          (State)

     Additional abbreviations may also be used though not in the above list.

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

For value received,                 hereby sell, assign and transfer unto
                   -----------------
 PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     -----------------------------


                                 . ---------------------------------------------

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Qualified Offer Plan Rights Agreement between PACTIV Corporation (the "Company") and First Chicago Trust Company of New York, as Rights Agent, dated as of November 4, 1999, and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.


    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.